[LOGO] MFS(SM)
INVESTMENT MANAGEMENT

                                                                   Annual Report
                                                                  for Year Ended
                                                                October 31, 1997

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MFS(R) WORLD TOTAL RETURN FUND
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[graphic omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  3
Portfolio Manager's Profile ...............................................  6
Fund Facts ................................................................  7
Performance Summary .......................................................  7
Portfolio Concentration ................................................... 10
Tax Form Summary .......................................................... 10
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 36
Trustees and Officers ..................................................... 37

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   HIGHLIGHTS

    o FOR THE 12 MONTHS ENDED OCTOBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 15.71%, CLASS B SHARES 15.00%, CLASS C SHARES 14.97%, AND CLASS I SHARES 15.97%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

    o THE EQUITY PORTION OF THE FUND WAS ABLE TO OUTPERFORM ITS BENCHMARK INDEX, PARTLY BY AVOIDING TROUBLE AREAS SUCH AS THE FAR EAST AND BY BEING UNDERWEIGHTED IN JAPAN.

    o THE FUND HAS BEEN HEAVILY WEIGHTED IN EUROPE, PARTICULARLY IN SOME OF THE SMALLER COUNTRIES SUCH AS THE NETHERLANDS AND SWEDEN, COUNTRIES THAT TEND TO SPAWN SUCCESSFUL INTERNATIONAL COMPANIES IN INDUSTRIES SUCH AS TELECOMMUNICATIONS, RETAILING, AND ENERGY.

    o THE FUND'S BOND PORTION HAS FOCUSED ON SOME SPECIFIC THEMES, INCLUDING THE CONVERGENCE OF YIELDS LEADING UP TO EUROPEAN CURRENCY UNION. THE FUND HAS CONCENTRATED HOLDINGS IN HIGHER-YIELDING MARKETS SUCH AS ITALY, SPAIN, SWEDEN, AND DENMARK.

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

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]
     A. Keith Brodkin

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

The extreme volatility of the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation in Southeast Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

The U.S. government bond market has benefited from the deflationary events in Southeast Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of Frederick J. Simmons]
    Frederick J. Simmons

For the 12 months ended October 31, 1997, Class A shares of the Fund provided a total return of 15.71%, Class B shares 15.00%, Class C shares 14.97%, and Class I shares 15.97%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to that of a benchmark made up of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index), which returned 11.81% for the same period. The MSCI World Index is a broad, unmanaged index of global equities, while the Morgan Index is an aggregate of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. The Fund's returns also compare to a 15.75% return for the Lipper Global Flexible Fund Index as determined by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. COULD YOU TALK ABOUT SOME OF THE REASONS FOR THE FUND'S PERFORMANCE THIS
   YEAR?

A. While the equity portion of the Fund significantly outperformed the MSCI World Index, it was not a good year for bonds relative to stocks. One reason for the equity portion's outperformance was that we generally avoided trouble areas such as the Far East and were underweighted in Japan. Currently, about 5% of the Fund's assets are in Japanese stocks, versus the benchmark's 16% weighting. Another reason for equity outperformance was our significant position in pharmaceutical companies, particularly those in the United States, which were outstanding performers. Unfortunately, the bond portion of the Fund, which accounts for about 34% of assets, significantly underperformed comparative indices. Because of economic uncertainties in several overseas economies, it just was not a good year for foreign bonds.

Q. WHERE HAS THE EQUITY PORTION OF THE FUND BEEN OVERWEIGHTED?
A. We're very heavily weighted in Europe, particularly in some of the smaller countries, such as the Netherlands and Sweden. These countries tend to spawn successful international companies, some of which have been very attractive investments during the past 12 to 24 months. In Sweden, for example, Astra has been a successful investment, while Ericsson, the telecommunications company, Skandia, an insurance company, and Hennes & Maritz, a clothing retailer, have also done well. We've actually sold the latter stock because its price has surpassed our target level. In the Netherlands, IHC Caland, a company that makes systems for oil dredging and shipping equipment, has also performed well.

Q. WHAT KIND OF COMPANIES ARE YOU FINDING ATTRACTIVE IN THE
   UNITED STATES?
A. The U.S. companies in the portfolio tend to have something slightly unique about them, and certainly valuation is a very important factor. I'm not inclined to buy something with a high price-to-earnings ratio, even if it's growing very quickly, because its growth rate can change for the worse. One of my favorite stocks is Martin Marietta Materials, a spin-off from the aerospace company. It's a materials company that produces aggregates for the construction (notably of highways and buildings) industry. It's done very well, and I still think it has great prospects. Also, as I mentioned earlier, the pharmaceutical companies have done very well, and while some of them have been sold because their prices went up so much, they still make up a significant weighting for the Fund. This sector includes companies like Eli Lilly, Schering-Plough, and Bristol-Myers Squibb. I might add that this is an industry in which the Fund is heavily weighted around the world, with holdings in Japanese, Swedish, Swiss, and French drug companies, all of them multinational.

Q. CAN YOU DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY IN TERMS OF WHAT YOU LOOK FOR IN GLOBAL MARKETS AND STOCKS?
A. I tend to look for companies that have steady earnings. By that I mean predictable growth rates and reasonable stock prices given their outlooks. It's hard to find outright bargains in this day and age, but a good business selling for a reasonable price can work out quite nicely over time. I also tend to look for stocks that provide favorable total returns; that is, whose growth rates, plus yields, appear attractive. But trying to find yield in this equity market has gotten more and more difficult because stock prices have risen so much relative to dividends. Nevertheless, that's part of my decision-making process.

Q. YOU'VE TALKED ABOUT PHARMACEUTICAL STOCKS, BUT TWO OF THE FUND'S BIGGEST INDUSTRY SECTORS ARE FINANCIAL SERVICES AND UTILITIES AND COMMUNICATIONS. WHAT CAN YOU TELL US ABOUT THOSE SECTORS?
A. In many parts of the world, the biggest stocks are utilities and bank and insurance companies. They also tend to provide income, which is important, so they attract more investors than they might otherwise. Also, in faster-growing economies, utilities, which include telephone companies, are growing at rates that are much more favorable than those in the United States. There are very few U.S. utilities in the portfolio.

Q. YOU MENTIONED THAT YOU WERE CUTTING BACK THE U.S. PORTION OF
   THE FUND. COULD YOU DISCUSS ANY OTHER MAJOR CHANGES IN HOLDINGS THIS YEAR?
A. A significant change was in the United Kingdom, where the share has moved from 12% of Fund assets to 16%. The transition to the Labor government has been as smooth as one could hope for. It seems to have a good handle on the economy, and there are some interesting companies. One is British Aerospace, which is benefiting from the consolidation of the aerospace industry in Europe, as well as from consolidation in the United States. Other companies of note include Lloyd's Group, an innovative, consumer-driven bank, and Tomkins, a well-run conglomerate that's not sufficiently appreciated by investors.

Q. WHAT ABOUT THE BOND PORTION?
A. Here, we have focused on specific themes fairly consistently, including the convergence of yields leading up to European currency union. We have concentrated holdings in higher-yielding markets such as Italy, Spain, Sweden, Denmark and, more recently, the United Kingdom, all of which have outperformed core markets like Germany. Another theme has been the disinflationary, slow-growth environment in Japan. While many investors have shunned the low yields on Japanese bonds, these declining yields have provided and continue to provide capital gains. In the dollar-bloc countries, we continue to emphasize the higher-yielding markets of Australia, Canada, and New Zealand, all of which have outperformed the U.S. market. Although we were mistaken in shortening our portfolio duration, or sensitivity to changes in interest rates, during the first half of the year, the duration has been increased since the summer, helping the Fund benefit from the subsequent decline in yields.

Q. AND HOW ABOUT THE CURRENCY POSITION?
A. The dominant theme here has been to favor the currencies of countries with strong economies, specifically the U.S. dollar. The strength of the U.S. economy has pushed the dollar up against both the Japanese yen and European currencies. More recently, we have underweighted the yen because the Asian currency crisis appears to be yet another negative shock to the Japanese economy, which is more exposed to this phenomenon than the economies of the United States or Europe.

Q. WHAT KIND OF ENVIRONMENT DO YOU SEE GOING FORWARD, AND HOW MIGHT THIS LEAD YOU TO POSITION THE FUND?
A. I foresee an environment in which valuations are going to be given greater weight. People are going to realize that stocks, no matter what their outlooks, can get too expensive. For the Fund, this means pulling back from areas that have already done extremely well, which among countries means the United States. We have decreased our U.S. holdings and will probably continue to do so if valuations continue to rise. On an industry level, we've been cutting back on some of the pharmaceutical companies. In general, my expectations are to look for companies that are fairly valued and have decent growth. I don't expect to see that many undervalued companies but remain on the lookout for potential bargains.

/s/ Frederick J. Simmons

Frederick J. Simmons
Portfolio Manager

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PORTFOLIO MANAGER'S PROFILE

FREDERICK J. SIMMONS JOINED MFS IN 1971 AS AN INVESTMENT OFFICER IN THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1974, VICE PRESIDENT -- INVESTMENTS IN 1975, AND SENIOR VICE PRESIDENT IN 1983. MR. SIMMONS GRADUATED WITH HONORS FROM TUFTS UNIVERSITY AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A CHARTERED FINANCIAL ANALYST (C.F.A.), A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND PAST PRESIDENT OF THE ELECTRONIC ANALYSTS OF BOSTON. MR. SIMMONS HAS MANAGED MFS(R) WORLD TOTAL RETURN FUND SINCE 1991.

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FUND FACTS

  OBJECTIVE:   THE INVESTMENT OBJECTIVE OF THE FUND IS TO SEEK TOTAL RETURN BY
               INVESTING IN SECURITIES THAT WILL PROVIDE ABOVE-AVERAGE CURRENT
               INCOME (COMPARED TO A PORTFOLIO INVESTED ENTIRELY IN EQUITY
               SECURITIES) AND OPPORTUNITIES FOR LONG-TERM GROWTH OF CAPITAL
               AND INCOME.

  COMMENCEMENT OF INVESTMENT OPERATIONS: SEPTEMBER 4, 1990

  CLASS INCEPTION:             CLASS A  SEPTEMBER 4, 1990
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  JANUARY 3, 1994
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $273.4 MILLION NET ASSETS AS OF OCTOBER 31, 1997

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PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS World Total Return Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from October 1, 1990, through October 31, 1997)

             MFS WORLD         S&P 500      CONSUMER PRICE      60% MSCI
            TOTAL RETURN      COMPOSITE          INDEX        40% J.P. MORGAN
           FUND - CLASS A       INDEX            -- U.S.           GLOBAL

10/90         $ 9,521         $10,000        $10,000             $10,082
10/90           9,532           9.957         10,060              10,082
10/91          10,956          13,292         10,354              11,546
10/92          12,396          14,616         10,686              11,546
10/93          14,587          16,800         10,980              14,231
10/94          15,185          17,450         11,266              14,231
10/95          16,800          22,064         11,583              16,938
10/96          19,498          27,380         11,929              16,938
10/97          22,560          36,173         12,178              21,312

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

                                                       1 Year      3 Years      5 Years      Life of Fund*
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class A)
  including 4.75% sales charge (SEC results)          +10.25%      +12.26%      +11.63%            +12.11%
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class A)
  at net asset value                                  +15.71%      +14.11%      +12.72%            +12.88%
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class B)
  with CDSC (SEC results)                             +11.00%      +12.53%      +11.84%            +12.44%
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class B)
  at net asset value                                  +15.00%      +13.32%      +12.10%            +12.44%
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class C)
  with CDSC (SEC results)                             +13.97%      +13.38%      +12.16%            +12.48%
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class C)
  at net asset value                                  +14.97%      +13.38%      +12.16%            +12.48%
------------------------------------------------------------------------------------------------------------
MFS World Total Return Fund (Class I)
  at net asset value                                  +15.97%      +14.19%      +12.77%            +12.91%
------------------------------------------------------------------------------------------------------------
Average global flexible fund**                        +14.42%      +12.84%      +11.96%            +10.51%
------------------------------------------------------------------------------------------------------------
60% Morgan Stanley Capital International/
  40% J.P. Morgan Global Government Bond**            +11.81%      +12.18%      +12.59%            +11.14%
------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+#               +32.12%      +27.51%      +19.87%            +18.83%
------------------------------------------------------------------------------------------------------------
Consumer Price Index+##                           +     2.09%  +     2.63%  +     2.65%            + 2.91%
------------------------------------------------------------------------------------------------------------
  *  For the period from the commencement of the Fund's investment operations, September 4, 1990, through
     October 31, 1997.
 **  Source: Lipper Analytical Services, Inc.
  +  Source: CDA/Wiesenberger.
  #  The Standard & Poor's 500 Composite Index is a popular unmanaged index of common stock total return performance.
 ##  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living
     (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1997

TOP 10 EQUITY HOLDINGS

BRITISH PETROLEUM PLC                      PHILIP MORRIS COS., INC.
Oil exploration and production company     Tobacco, food, and beverage conglomerate

BARNETT BANKS, INC.                        SONY CORP.
Southern U.S. bank holding company         Japanese electronics and entertainment company

BRITISH AEROSPACE PLC                      SPRINT CORP.
Manufacturer of interior products for      Long-distance telephone company
commercial aircraft

                                           TYCO INTERNATIONAL LTD.
CANADIAN NATIONAL RAILWAY CO.              Manufacturer of fire protection, packaging, and
Canadian railway/transportation company    electronic equipment

NOVARTIS AG                                TOMPKINS PLC
Swiss pharmaceutical company               British industrial conglomerate

LARGEST SECTORS

Other Sectors                 39.1%
Financial Services            16.5%
Energy                        12.1%
Utilities and Communications  11.1%
Consumer Staples              10.9%
Health Care                   10.3%

   For a more complete breakdown, refer to the Portfolio of Investments.

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TAX FORM SUMMARY

IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

THE FUND HAS DESIGNATED $6,351,763 AS A LONG-TERM CAPITAL GAIN.

FOREIGN TAX CREDIT

FOR THE YEAR ENDED OCTOBER 31, 1997, INTEREST AND DIVIDENDS FROM FOREIGN COUNTRIES WERE $6,139,697 AND TAXES PAID TO FOREIGN COUNTRIES WERE $264,220.

DIVIDENDS-RECEIVED DEDUCTION

FOR THE YEAR ENDED OCTOBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS CAME TO 12.4%.

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

PORTFOLIO OF INVESTMENTS - October 31, 1997

Stocks - 53.3%
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ISSUER                                                SHARES             VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 18%
  Aerospace - 0.6%
    General Dynamics Corp.                             9,600      $    779,400
    Lockheed Martin Corp.                             10,008           951,386
                                                              ----------------
                                                                  $  1,730,786
-------------------------------------------------------------------------------
  Banks and Credit Companies - 1.7%
    Barnett Banks, Inc.                               41,400      $  2,856,600
    Norwest Corp.                                     55,200         1,769,850
                                                                  ------------
                                                                  $  4,626,450
-------------------------------------------------------------------------------
  Business Machines - 0.6%
    International Business Machines Corp.             17,600      $  1,725,900
-------------------------------------------------------------------------------
  Chemicals - 0.4%
    Air Products & Chemicals, Inc.                    10,000      $    760,000
    Praxair, Inc.                                      7,500           326,719
                                                                  ------------
                                                                  $  1,086,719
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Digital Equipment Corp.*                          16,000      $    801,000
-------------------------------------------------------------------------------
  Construction Services - 0.3%
    Martin Marietta Materials, Inc.                   20,346      $    709,567
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Philip Morris Cos. Inc.                           81,900      $  3,245,287
    Tyco International Ltd.                           95,000         3,586,250
                                                                  ------------
                                                                  $  6,831,537
-------------------------------------------------------------------------------
  Electrical Equipment - 1.0%
    General Electric Co.                              41,000      $  2,647,063
-------------------------------------------------------------------------------
  Financial Institutions - 1.4%
    American Express Co.                              31,100      $  2,425,800
    Freddie Mac                                       36,800         1,393,800
                                                                  ------------
                                                                  $  3,819,600
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.3%
    McCormick & Co., Inc.                             33,000      $    825,000
-------------------------------------------------------------------------------
  Insurance - 2.0%
    Allstate Corp.                                    26,200      $  2,172,962
    CIGNA Corp.                                       14,700         2,282,175
    Reliastar Financial Corp.                         23,000           859,625
                                                                  ------------
                                                                  $  5,314,762
-------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                 23,000      $  1,210,375
-------------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Bristol-Myers Squibb Co.                          25,500      $  2,237,625
    Eli Lilly & Co.                                   19,176         1,282,395
    Warner-Lambert Co.                                 8,200         1,174,137
                                                                  ------------
                                                                  $  4,694,157
-------------------------------------------------------------------------------
  Oils - 1.4%
    Exxon Corp.                                       25,500      $  1,566,656
    USX-Marathon Group                                66,000         2,359,500
                                                                  ------------
                                                                  $  3,926,156
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.6%
    Schering Plough Corp.                             28,600      $  1,603,388
-------------------------------------------------------------------------------
  Printing and Publishing - 0.4%
    Gannett Co., Inc.                                 21,400      $  1,124,838
-------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    Sierra Pacific Resources                          52,000      $  1,582,750
-------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Coastal Corp.                                     37,000      $  2,224,625
-------------------------------------------------------------------------------
  Utilities - Telephone - 1.0%
    Sprint Corp.                                      52,800      $  2,745,600
-------------------------------------------------------------------------------
Total U.S. Stocks                                                 $ 49,230,273
-------------------------------------------------------------------------------
Foreign Stocks - 35.3%
  Argentina
    Mirgor Sacifia, ADR (Automotive)*##               47,930      $    155,773
-------------------------------------------------------------------------------
  Australia - 2.3%
    Australia & New Zealand Banking Group
      (Banks and Credit Companies)*                  185,000      $  1,285,925
    Fosters Brewing Group (Beverages)                801,000         1,515,404
    QBE Insurance Group Ltd. (Insurance)*            545,131         2,540,123
    Seven Network Ltd. (Entertainment)               252,000           900,540
                                                                  ------------
                                                                  $  6,241,992
-------------------------------------------------------------------------------
  Austria - 0.2%
    Austria Tabak AG (Tobacco)                        15,000      $    624,433
-------------------------------------------------------------------------------
  Brazil - 0.4%
    Companhia Cervejaria Brahma,
      ADR (Beverages)                                 28,600      $    368,225
    Unibanco Uniao De Barncos Bras
      (Banks and Credit Companies)*                   24,400           664,900
                                                                  ------------
                                                                  $  1,033,125
-------------------------------------------------------------------------------
  Canada - 1.4%
    Canadian National Railway Co. (Railroads)         49,500      $  2,669,906
    Westcoast Energy Inc. (Utilities - Gas)           59,800         1,225,900
                                                                  ------------
                                                                  $  3,895,806
-------------------------------------------------------------------------------
  Chile - 0.2%
    Enersis S.A., ADR (Utilities - Electric)          13,600      $    448,800
-------------------------------------------------------------------------------
  Finland - 0.3%
    Huhtamaki Oy Group (Conglomerate)                 19,000      $    781,078
-------------------------------------------------------------------------------
  France - 4.2%
    Sanofi (Medical and Health Products)              17,000      $  1,611,904
    Chargeurs S.A. (Apparels and Textiles)            13,600           908,314
    Pin Printemps Redo (Retail)                        3,900         1,780,119
    Societe Nationale Elf Aquitaine (Oils)            20,800         2,569,634
    Total S.A., ADR (Oils)                            31,500         1,748,250
    TV Francaise (Broadcasting)                       17,500         1,626,006
    Union des Assurances Federales S.A.
      (Insurance)                                     10,400         1,160,654
                                                                  ------------
                                                                  $ 11,404,881
-------------------------------------------------------------------------------
  Germany - 0.9%
    Adidas AG (Apparel and Textiles)                  13,500      $  1,951,477
    Prosieben Media AG (Entertainment)*               13,400           656,025
                                                                  ------------
                                                                  $  2,607,502
-------------------------------------------------------------------------------
  Greece - 0.3%
    Hellenic Telecommunication Organization S.A.
      (Telecommunications)                            35,796      $    749,648
-------------------------------------------------------------------------------
  Hong Kong - 0.6%
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                      202,000      $    684,657
    Wharf (Holdings) Ltd. (Real Estate)              272,000           555,964
    Wing Hang Bank Ltd. (Banks and Credit Companies) 142,800           367,622
                                                                  ------------
                                                                  $  1,608,243
-------------------------------------------------------------------------------
  Italy - 1.3%
    Telecom Italia S.p.A. (Telecommunications)*      276,150      $  1,111,840
    Eni S.P.A, ADR (Oils)                             13,500           761,063
    INA - Instituto Nazionale delle Assicurazioni
      (Insurance)                                    522,000           839,996
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                           475,000           973,338
                                                                  ------------
                                                                  $  3,686,237
-------------------------------------------------------------------------------
  Japan - 5.4%
    Canon, Inc. (Office Equipment)                    86,000      $  2,090,924
    DDI Corp. (Telecommunications)                        80           267,777
    Eisai Co. Ltd. (Pharmaceuticals)                  30,000           472,107
    Fuji Photo Film Co. (Photographic Products)       16,000           580,849
    Kirin Beverage Corp. (Beverages)                 105,000         1,748,543
    Nippon Broadcasting (Broadcasting)                16,000           979,184
    Osaka Sanso Kogyo Ltd. (Chemicals)               146,000           291,757
    Rohm Co. (Electronics)                            12,000         1,189,009
    Sony Corp. (Electronics)                          40,000         3,327,227
    Takeda Chemical Industries (Pharmaceuticals)      68,000         1,857,119
    Terumo Corp. (Medical Equipment)                  41,000           675,937
    Tokyo Broadcasting System, Inc. (Broadcasting)    37,000           634,638
    Ushio, Inc. (Electronics)                         51,000           556,286
                                                                  ------------
                                                                  $ 14,671,357
-------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C V (Broadcasting)*            20,900      $    399,713
-------------------------------------------------------------------------------
  Netherlands - 3.3%
    Akzo Nobel N.V. (Chemicals)                       12,000      $  2,110,643
    Hunter Douglas N.V. ADR (Consumer Goods and
      Services)                                       37,900         1,558,869
    IHC Caland N.V. (Marine Equipment)*               25,396         1,559,014
    Koninklijke Ahold NV, ADR (Food/Retail)           42,483         1,078,006
    Royal Dutch Petroleum Co., ADR (Oils)             35,700         1,878,712
    Wolters Kluwer NV (Publishing)*                    5,759           705,885
                                                                  ------------
                                                                  $  8,891,129
-------------------------------------------------------------------------------
  Peru - 0.3%
    Telefonica del Peru S.A., ADR
      (Telecommunications)                            37,300      $    736,675
-------------------------------------------------------------------------------
  Poland - 0.1%
    Bank Handlowy Warsza (Banks and
      Credit Companies)*+                             13,500      $    181,552
    KGHM Polska Miedz S.A. (Metals
      and Minerals)*##                                 3,500            34,300
                                                                  ------------
                                                                  $    215,852
-------------------------------------------------------------------------------
  Portugal - 0.4%
    Telecel - Comunicacaoes Pessoais
       S.A. (Telecommunication)*                      11,100      $  1,004,670
-------------------------------------------------------------------------------
  Singapore - 0.2%
    Singapore Press Holdings Ltd.
     (Publishing)                                     47,000      $    647,967
-------------------------------------------------------------------------------
  South Korea - 0.1%
    Korea Electric Power Corp.
     (Utilities - Electric)                           17,000      $    242,604
-------------------------------------------------------------------------------
  Spain - 1.5%
    Iberdrola S.A. (Utilities - Electric)            162,000      $  1,934,262
    Acerinox S.A. (Iron and Steel)                     5,700           849,935
    Repsol S.A. (Oils)                                35,000         1,465,038
                                                                  ------------
                                                                  $  4,249,235
-------------------------------------------------------------------------------
  Sweden - 1.6%
    Astra AB (Pharmaceuticals)                        88,500      $  1,369,366
    Munters AB (Consumer Goods and
      Services)*                                       4,400            44,605
    Skandia Forsakrings AB (Insurance)                33,600         1,568,648
    Telefonaktiebolaget LM Ericsson
      (Telecommunications Equipment)                  30,000         1,327,500
                                                                  ------------
                                                                  $  4,310,119
-------------------------------------------------------------------------------
  Switzerland - 1.5%
    Ciba Specialty AG (Chemicals)*                    12,000      $  1,177,730
    Novartis AG (Pharmaceuticals)                      1,900         2,974,090
                                                                  ------------
                                                                  $  4,151,820
-------------------------------------------------------------------------------
  United Kingdom - 8.7%
    ASDA Group PLC (Supermarkets)                    920,000      $  2,390,548
    Avis Europe PLC (Auto Rental)##                  376,300           939,936
    Bank Of Scotland (Banks and
      Credit Companies)*                             110,000           907,268
    Booker PLC (Food - Wholesale)*                   112,400           584,125
    British Aerospace PLC (Aerospace
      and Defense)*                                  105,300         2,792,626
    British Petroleum PLC, ADR (Oils)                 33,959         2,979,902
    Carlton Communicatons PLC
      (Broadcasting)                                  80,000           660,502
    Compass Group PLC
      (Food - Catering)##                            160,000         1,689,812
    Grand Metropolitan PLC (Food
      and Beverage Products)                         157,000         1,415,989
    Kwik-Fit Holdings PLC (Automotive
      Repair Centers)                                286,700         1,554,819
    Lloyds TSB Group PLC (Banks
      and Credit Companies)*                         139,965         1,748,049
    PowerGen PLC (Utilities - Electric)*             179,000         1,989,502
    Tomkins PLC (Diversified Operations)             617,333         3,166,787
    Williams Holdings (Diversifie
      Operations)                                    156,000           936,237
                                                                  ------------
                                                                  $ 23,756,102
-------------------------------------------------------------------------------
Total Foreign Stocks                                              $ 96,514,761
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $101,382,471)                      $145,745,034
-------------------------------------------------------------------------------
Preferred Stock - 1.1%
-------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  Germany - 1.1%
    Henkel KGaa (Chemicals)                           30,000      $  1,555,620
    Wella AG (Cosmetics)                               2,100         1,458,806
                                                                  ------------
                                                                  $  3,014,426
-------------------------------------------------------------------------------
Total Foreign Stocks                                              $  3,014,426
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $3,182,602)               $  3,014,426
-------------------------------------------------------------------------------
Bonds - 34.6%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 8.8%
  Telecommunications - 0.8%
    WorldCom, Inc., 8.875s, 2006                 $     2,152      $  2,347,208
-------------------------------------------------------------------------------
  U.S. Government Guaranteed - 4.8%
    Federal National Mortgage Assn.,
      2.125s, 2007                               $   420,000      $  3,554,787
    Federal National Mortgage Assn.,
      7s, 2012                                         9,374         9,500,223
                                                                  ------------
                                                                  $ 13,055,010
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.2%
    U.S. Treasury Strip, 0s, 2015                $    16,900      $  5,775,575
    U.S. Treasury Notes, 5.75s, 2003                   3,000         2,990,160
                                                                  ------------
                                                                  $  8,765,735
-------------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 24,167,953
-------------------------------------------------------------------------------
Foreign Bonds - 25.8%
  Australia - 2.0%
    Commonwealth of Australia, 9.5s, 2003      AUD     6,660      $  5,518,329
-------------------------------------------------------------------------------
  Denmark - 0.6%
    Kingdom of Denmark, 7s, 2007               DKK     4,839      $    782,229
    Nykredit, 8s, 2026 (Banks and
     Credit Companies)                                 5,880           924,895
                                                                  ------------
                                                                  $  1,707,124
-------------------------------------------------------------------------------
  Germany - 3.3%
    Germany Federal Republic, 6s, 2016         DEM    15,407      $  8,935,346
-------------------------------------------------------------------------------
  Italy - 3.7%
    Republic of Italy, 8.5s, 2004              ITL 7,515,000      $  5,002,308
    Republic of Italy, 9.5s, 1999                  7,590,000         4,963,347
                                                                  ------------
                                                                  $  9,965,655
-------------------------------------------------------------------------------
  Japan - 3.7%
    Japan Development Bank, 2.875s, 2006
      (Banks and Credit Companies)             JPY   580,000      $  5,242,215
    International Bank of Reconstruction and
      Development,
      4.5s, 2003 (Banks and Credit Companies)        509,000         4,924,713
                                                                  ------------
                                                                  $ 10,166,928
-------------------------------------------------------------------------------
  New Zealand - 1.8%
    Government of New Zealand, 8s, 2001        NZD     7,590      $  4,982,435
-------------------------------------------------------------------------------
  Poland - 1.9%
    Government of Poland, 6.688s, 2024           $     5,500      $  5,128,750
-------------------------------------------------------------------------------
  Spain - 1.2%
    Government of Spain, 10.5s, 2003           ESP   155,110      $  1,322,794
    Kingdom of Spain, 5s, 2001                       298,350         2,018,208
                                                                  ------------
                                                                  $  3,341,002
-------------------------------------------------------------------------------
  Sweden - 2.7%
    Kingdom of Sweden, 6s, 2005                SEK    13,700      $  1,803,665
    Kingdom of Sweden, 10.25s, 2000                   12,300         1,816,723
    Kingdom of Sweden, 13s, 2001                      22,100         3,630,026
                                                                  ------------
                                                                  $  7,250,414
-------------------------------------------------------------------------------
  United Kingdom - 4.9%
    United Kingdom Treasury, 7.25s, 2007       GBP     4,250      $  7,494,298
    United Kingdom Treasury, 8s, 2003                  3,380         6,020,375
                                                                  ------------
                                                                  $ 13,514,673
-------------------------------------------------------------------------------
Total Foreign Bonds                                               $ 70,510,656
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $93,603,504)                        $ 94,678,609
-------------------------------------------------------------------------------
Short-Term Obligations - 9.6%
-------------------------------------------------------------------------------
  Associates Corp. of North America,
     due 11/03/97                                $    10,300      $ 10,296,767
  Federal Home Loan Mortgage Corp.,
     due 11/04/97                                      4,000         3,998,180
  Federal Home Loan Mortgage
     Discount Notes,
    due 11/07/97 - 11/13/97                            5,900         5,892,428
  Federal National Mortgage Assn.,
    due 11/24/97                                       6,100         6,078,721
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 26,266,096
-------------------------------------------------------------------------------
Call Options Purchased - 0.1%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE              (000 OMITTED)
-------------------------------------------------------------------------------
  Japanese Goverment Bond/January/116.618      JPY   218,000      $     29,587
  Deutsche Marks/British Pounds/March/2.775    DEM    19,211           150,675
-------------------------------------------------------------------------------
Total Call Options Purchased (Identified Cost, $230,567)          $    180,262
-------------------------------------------------------------------------------
Put Options Purchased - 0.2%
-------------------------------------------------------------------------------
  Deutsche Marks/November/1.8                  DEM    10,127      $         10
  Japanese Yen/April/121                       JPY 1,320,571           237,921
  Japanese Yen/Deutsche Marks/December/68      JPY   788,444           185,284
-------------------------------------------------------------------------------
Total Put Options Purchased (Identified Cost, $322,476)           $    423,215
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $224,987,716)                 $270,307,642
-------------------------------------------------------------------------------
Call Options Written - (0.1)%
-------------------------------------------------------------------------------
  Deutsche Marks/British Pounds/March/2.6750   DEM    18,519      $    (54,835)
  Japanese Yen/Deutsche Marks/November/62.1500 JPY   720,275                 0
  Japanese Yen/Deutsche Marks/December/63.1000 JPY   731,285              (731)
  Japanese Yen/U.S. Dollars/April/114.0000     JPY 1,244,174          (237,921)
--------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $470,663)          $   (293,487)
-------------------------------------------------------------------------------
Put Options Written - (0.1)%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                              OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE          (000 OMITTED)             VALUE
-------------------------------------------------------------------------------
  Deutsche Marks/British Pounds/March/2.9500   DEM    20,423      $   (143,491)
  Japanese Bond/March/116.6180                 JPY   218,000            (9,156)
  Japanese Yen/Deutsche Marks/December/71.0000 JPY   822,841           (46,902)
-------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $159,877)           $   (199,549)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.3%                                3,607,946
-------------------------------------------------------------------------------
Net Assets - 100.0%                                               $273,422,552
-------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD = Australian Dollars     GBP = British Pounds
CAD = Canadian Dollars       ITL = Italian Lira
CHF = Swiss Francs           JPY = Japanese Yen
DEM = Deutsche Marks         NLG = Netherland Guilder
DKK = Danish Krone           NZD = New Zealand Dollars
ESP = Spanish Pesetas        SEK = Swedish Krona
FRF = French Francs

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $224,987,716)       $270,307,642
  Cash                                                             338,404
  Net receivable for forward foreign currency exchange
   contracts to purchase                                            41,993
  Net receivable for forward foreign currency exchange
    contracts closed or subject to master netting
    agreements                                                     434,069
  Premium receivable on options written                            237,921
  Receivable for Fund shares sold                                  458,784
  Receivable for investments sold                                2,335,400
  Interest and dividends receivable                              1,899,924
  Receivable for interest rate swaps                                79,135
  Other assets                                                       2,000
                                                              ------------
      Total assets                                            $276,135,272
                                                              ------------
Liabilities:

  Payable for Fund shares reacquired                            $  117,217
  Payable for investments purchased                              1,671,934
  Written options outstanding, at value (premiums received,

$630,540)                                                          493,036
  Net payable for forward foreign currency exchange
contracts to sell                                                  138,508
  Payable to affiliates -
    Management fee                                                   5,905
    Shareholder servicing agent fee                                    973
    Distribution and service fee                                    82,303
    Administrative fee                                                 112
  Accrued expenses and other liabilities                           202,732
                                                              ------------
      Total liabilities                                       $  2,712,720
                                                              ------------
Net assets                                                    $273,422,552
                                                              ============

Net assets consist of:
  Paid-in capital                                             $211,376,539
  Unrealized appreciation on investments and translation of
    assets and liabilities
    in foreign currencies                                       45,906,633
  Accumulated undistributed net realized gain on
    investments and foreign
    currency transactions                                       17,450,329
  Accumulated distributions in excess of net investment
    income                                                      (1,310,949)
                                                              ------------
      Total                                                   $273,422,552
                                                              ============
Shares of beneficial interest outstanding                       19,767,000
                                                              ============
Class A shares:
  Net asset value per share

    (net assets of $152,918,767 / 11,046,653 shares of
     beneficial interest outstanding)                           $13.84
                                                                ======
  Offering price per share (100 / 95.25 of net asset value
   per share)                                                   $14.53
                                                                ======
Class B shares:

  Net asset value and offering price per share
    (net assets of $96,930,806 / 7,014,778 shares of
     beneficial interest outstanding)                           $13.82
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $21,724,828 / 1,572,190 shares of
     beneficial interest outstanding)                           $13.82
                                                                ======
Class I shares:
  Net asset value per share
    (net assets of $1,848,151 / 133,379 shares of
     beneficial interest outstanding)                           $13.86
                                                                ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations

------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1997

------------------------------------------------------------------------------

Net investment income:

    Interest                                                       $ 6,681,626
    Dividends                                                        3,330,009
    Foreign taxes withheld                                            (267,697)
                                                                   -----------
      Total investment income                                      $ 9,743,938
                                                                   -----------
  Expenses -
    Management fee                                                 $ 2,096,169
    Trustees' compensation                                              41,571
    Shareholder servicing agent fee                                    273,347
    Shareholder servicing agent fee (Class A)                           33,618
    Shareholder servicing agent fee (Class B)                           27,467
    Shareholder servicing agent fee (Class C)                            3,778
    Distribution and service fee (Class A)                             498,606
    Distribution and service fee (Class B)                             852,056
    Distribution and service fee (Class C)                             183,530
    Administrative fee                                                  26,017
    Custodian fee                                                      192,274
    Printing                                                            83,420
    Postage                                                             45,052
    Audit fees                                                          34,795
    Legal fees                                                           5,458
    Miscellaneous                                                      210,288
                                                                   -----------
      Total expenses                                               $ 4,607,446
    Fees paid indirectly                                               (23,943)
                                                                   -----------
      Net expenses                                                 $ 4,583,503
                                                                   -----------
        Net investment income                                      $ 5,160,435
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $16,160,751
    Interest rate swap agreements                                      123,193
    Written option transactions                                       (449,470)
    Foreign currency transactions                                   (2,755,053)
                                                                   -----------
      Net realized gain on investments and foreign
        currency transactions                                      $13,079,421
                                                                   -----------
  Change in unrealized appreciation -

    Investments and interest rate swap agreements                  $15,188,107
    Interest rate swap agreements                                      (20,495)
    Written options                                                     37,319
    Translation of assets and liabilities in
      foreign currencies                                             1,446,727
                                                                   -----------
      Net unrealized gain on investments                           $16,651,658
                                                                   -----------
        Net realized and unrealized gain on
             investments and foreign currency                      $29,731,079
                                                                   -----------
          Increase in net assets from operations                   $34,891,514
                                                                   ===========

See notes to financial statements

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                    1997                    1996
-------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                           $  5,160,435            $  4,979,811
  Net realized gain on investments and foreign currency
    transactions                                                    13,079,421              10,409,811
  Net unrealized gain on investments and foreign currency
    translation                                                     16,651,658              13,407,417
                                                                  ------------            ------------
    Increase in net assets from operations                        $ 34,891,514            $ 28,797,039
                                                                  ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $ (2,231,027)           $ (6,143,145)
  From net investment income (Class B)                                (816,452)             (2,682,617)
  From net investment income (Class C)                                (183,191)               (505,747)
  From net investment income (Class I)                                 (21,797)                 --
  From net realized gain on investments and foreign currency
   transactions (Class A)                                           (6,137,212)                (54,351)
  From net realized gain on investments and foreign currency
   transactions (Class B)                                           (3,460,672)                (28,792)
  From net realized gain on investments and foreign currency
   transactions (Class C)                                             (701,486)                 (5,382)
                                                                  ------------            ------------
    Total distributions declared to shareholders                  $(13,551,837)           $ (9,420,034)
                                                                  ------------            ------------
    Net increase in net assets from Fund share transactions       $ 36,203,831            $ 18,100,744
                                                                  ------------            ------------
      Total increase in net assets                                $ 57,543,508            $ 37,477,749
Net assets:
  At beginning of period                                           215,879,044             178,401,295
                                                                  ------------            ------------

At end of period (including accumulated undistributed net
  investment income (accumulated distributions in excess
  of net investment income) of $(1,310,949) and $1,027,892,
  respectively)                                                   $273,422,552            $215,879,044
                                                                  ============            ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                       1997               1996
-----------------------------------------------------------------------------------------------------
                                           CLASS A
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                       $12.73             $11.57
                                                                            ------             ------
Income from investment operations# -
  Net investment income                                                     $ 0.31             $ 0.34
  Net realized and unrealized gain on investments and foreign
   currency transactions                                                      1.61               1.46
                                                                            ------             ------
      Total from investment operations                                      $ 1.92             $ 1.80
                                                                            ------             ------
Less distributions declared to shareholders -
  From net investment income                                                $(0.21)            $(0.63)
  From net realized gain on investments and foreign currency
   transactions                                                              (0.60)             (0.01)
                                                                            ------             ------
      Total distributions declared to shareholders                          $(0.81)            $(0.64)
                                                                            ------             ------
Net asset value - end of period                                             $13.84             $12.73
                                                                            ======             ======
Total return(+)                                                             15.71%             16.06%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                 1.59%              1.63%
  Net investment income                                                      2.35%              2.79%
Portfolio turnover                                                            143%               167%
Average commission rate###                                                $ 0.0277           $ 0.0187
Net assets at end of period (000 omitted)                                 $152,919           $129,843

  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(+) Total return results for Class A shares do not include the sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                    1995            1994            1993            1992            1991           1990*
-----------------------------------------------------------------------------------------------------------------------------------
                     CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period   $10.58          $11.19          $10.21          $ 9.42          $ 8.55          $ 8.50
                                        ------          ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                 $ 0.33          $ 0.30          $ 0.28          $ 0.36          $ 0.37          $ 0.08
  Net realized and unrealized
   gain (loss) on investments and
   foreign currency transactions          0.79            0.15            1.42            0.86            0.88           (0.03)
                                        ------          ------          ------          ------          ------          ------
      Total from investment
       operations                       $ 1.12          $ 0.45          $ 1.70          $ 1.22          $ 1.25          $ 0.05
                                        ------          ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income
                                        $(0.08)         $(0.25)         $(0.45)         $(0.26)         $(0.38)         $ --
  From net realized gain on
   investments and foreign
   currency transactions                 (0.05)          (0.33)          (0.27)          (0.17)           --              --
  In excess of net realized gain
   on investment and foreign
   currency transactions                  --             (0.38)           --              --              --              --
  From paid-in capital                    --             (0.10)           --              --              --              --
                                        ------          ------          ------          ------          ------          ------
      Total distributions
       declared to shareholders         $(0.13)         $(1.06)         $(0.72)         $(0.43)         $(0.38)         $ --
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $11.57          $10.58          $11.19          $10.21          $ 9.42          $ 8.55
                                        ======          ======          ======          ======          ======          ======
Total return(+)                         10.63%           4.10%          17.78%          13.14%          14.94%           3.76%+
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                             1.77%           1.76%           1.92%           1.84%           2.18%           1.57%+
  Net investment income                  3.06%           2.81%           2.96%           3.65%           4.05%           3.14%+
Portfolio turnover                        160%            118%            112%             72%            134%              2%
Net assets at end of period
 (000 omitted)                        $110,294         $99,870         $71,262         $44,707         $30,847         $12,510

  * For the period from the commencement of the Fund's investment operations, September 4, 1990, through October 31, 1990.
  + Annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total return results for Class A shares do not include the sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                               1997              1996              1995            1994          1993**
-----------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $12.71            $11.52            $10.54          $11.19          $10.84
                                                   ------            ------            ------          ------          ------
Income from investment operations# -
  Net investment income                            $ 0.22            $ 0.25            $ 0.25          $ 0.25          $ 0.06
  Net realized and unrealized gain on
   investments and foreign currency
   transactions                                      1.62              1.46              0.77            0.13            0.35
                                                   ------            ------            ------          ------          ------
      Total from investment operations             $ 1.84            $ 1.71            $ 1.02          $ 0.38          $ 0.41
                                                   ------            ------            ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                       $(0.13)           $(0.47)           $(0.03)         $(0.24)         $(0.06)
  In excess of net investment income                 --               (0.04)             --              --              --
  From net realized gain on investments and
    foreign currency transactions                   (0.60)            (0.01)            (0.01)          (0.32)           --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                     --                --                --             (0.38)           --
  From paid-in capital                               --                --                --             (0.09)           --
                                                   ------            ------            ------          ------          ------
      Total distributions declared to
       shareholders                                $(0.73)           $(0.52)           $(0.04)         $(1.03)         $(0.06)
                                                   ------            ------            ------          ------          ------
Net asset value - end of period                    $13.82            $12.71            $11.52          $10.54          $11.19
                                                   ======            ======            ======          ======          ======
Total return                                       15.00%            15.29%             9.75%           3.38%           3.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        2.25%             2.34%             2.49%           2.49%           2.77%+
  Net investment income                             1.70%             2.07%             2.34%           2.33%           2.15%+
Portfolio turnover                                   143%              167%              160%            118%            112%
Average commission rate###
                                                  $0.0277           $0.0187           $  --           $  --            $ --
Net assets at end of period (000 omitted)         $96,931           $71,788           $57,214         $47,677          $4,381

 ** For the period from the inception of Class B shares, September 7, 1993, through October 31, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                           1997             1996             1995                 1994***
-------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $12.72           $11.52           $10.53           $11.06
                                                               ------           ------           ------           ------
Income from investment operations# -
  Net investment income                                        $ 0.23           $ 0.26           $ 0.27           $ 0.27
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                             1.61             1.46             0.76            (0.29)
                                                               ------           ------           ------           ------
      Total from investment operations                         $ 1.84           $ 1.72           $ 1.03           $(0.02)
                                                               ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.14)          $(0.51)          $(0.03)          $(0.12)
  From net realized gain on investments and foreign
   currency transactions                                        (0.60)           (0.01)           (0.01)           (0.16)
  In excess of net realized gains on investments and
   foreign currency transactions                                 --               --               --              (0.18)
  From paid-in capital                                           --               --               --              (0.05)
                                                               ------           ------           ------           ------
      Total distributions declared to shareholders             $(0.74)          $(0.52)          $(0.04)          $(0.51)
                                                               ------           ------           ------           ------
Net asset value - end of period                                $13.82           $12.72           $11.52           $10.53
                                                               ======           ======           ======           ======
Total return                                                   14.97%           15.41%            9.84%          (0.15)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    2.24%            2.27%            2.42%            2.39%+
  Net investment income                                         1.71%            2.14%            2.41%            2.51%+
Portfolio turnover                                               143%             167%             160%             118%
Average commission rate###
                                                              $0.0277          $0.0187          $  --            $  --
Net assets at end of period (000 omitted)                     $21,725          $14,248          $10,894          $10,903

*** For the period from the inception of Class C shares, January 3, 1994, through October 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                1997****
------------------------------------------------------------------------------
                                                                    CLASS I
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $12.51
                                                                     ------
Income from investment operations# -
  Net investment income                                              $ 0.30
  Net realized and unrealized gain on investments and
   foreign currency transactions                                       1.21
                                                                     ------
      Total from investment operations                               $ 1.51
                                                                     ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.16)
                                                                     ------
      Total distributions declared to shareholders                   $(0.16)
                                                                     ------
Net asset value - end of period                                      $13.86
                                                                     ======
Total return                                                         12.08%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          1.24%+
  Net investment income                                               2.72%+
Portfolio turnover                                                     143%
Average commission rate                                             $0.0277
Net assets at end of period (000 omitted)                           $ 1,848

**** For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Total Return Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income-producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date. Some government securities may be purchased on a "when issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $4,246,809 from accumulated distributions in excess of net investment income and $151,573 from paid in capital were reclassified to accumulate undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.65% of average daily net assets and 5.00% of investment income.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

     First $1 billion                                    0.0150%
     Next $1 billion                                     0.0125%
     Next $1 billion                                     0.0100%
     In excess of $3 billion                             0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,946 for the year ended October 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $56,871 for the year ended October 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $53,165 for the year ended October 31, 1997. Fees incurred under the distribution plan during the year ended October 31, 1997 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B or Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,709 and $17,124 for Class B and Class C shares, respectively, for the year ended October 31, 1997. Fees incurred under the distribution plan during the year ended October 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis respectively.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1997, were $895, $111,555, and $3,270 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $ 59,326,698      $ 52,757,326
                                                 ------------      ------------
Investments (non-U.S. government securities)     $268,918,502      $259,764,923
                                                 ------------      ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $225,002,957
                                                                   ------------
Gross unrealized appreciation                                      $ 50,254,869
Gross unrealized depreciation                                        (4,950,184)
                                                                   ------------
    Net unrealized appreciation                                    $ 45,304,685
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                          YEAR ENDED OCTOBER 31, 1997         YEAR ENDED OCTOBER 31, 1996
                                        -----------------------------        ----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              2,549,188      $  33,536,171        2,084,100      $  25,150,733
Shares issued to shareholders in
 reinvestment of distributions             596,268          7,592,322          468,643          5,535,276
Shares reacquired                       (2,296,772)       (30,263,298)      (1,890,835)       (22,849,389)
                                        ----------      -------------       ----------       ------------
    Net increase                           848,684      $  10,865,195          661,908       $  7,836,620
                                        ==========      =============       ==========       ============
Class B Shares
                                          YEAR ENDED OCTOBER 31, 1997         YEAR ENDED OCTOBER 31, 1996
                                        -----------------------------        ----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              2,145,163      $  28,207,084        1,371,364      $  16,563,323
Shares issued to shareholders in
 reinvestment of distributions             297,676          3,786,788          199,482          2,357,194
Shares reacquired                       (1,074,408)       (14,221,906)        (889,762)       (10,770,246)
                                        ----------      -------------       ----------       ------------
    Net increase                         1,368,431      $  17,771,966          681,084       $  8,150,271
                                        ==========      =============       ==========       ============

Class C Shares
                                          PERIOD ENDED OCTOBER 31, 1997       YEAR ENDED OCTOBER 31, 1996
                                        -----------------------------        ----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                681,359       $  8,952,016          442,641       $  5,360,832
Shares issued to shareholders in
 reinvestment of distributions              55,143            702,127           32,507            384,467
Shares reacquired                         (284,443)        (3,746,301)        (300,333)        (3,631,446)
                                        ----------      -------------       ----------       ------------
    Net increase                           452,059       $  5,907,842          174,815       $  2,113,853
                                        ==========      =============       ==========       ============

Class I Shares
                                          PERIOD ENDED OCTOBER 31, 1997*
                                                           ------------
                                              SHARES             AMOUNT
-----------------------------------------------------------------------
Shares sold                                  155,509       $  1,954,464
Shares issued to shareholders in
 reinvestment of distributions                 1,606             21,797
Shares reacquired                            (23,736)          (317,433)
                                         -----------       ------------
    Net increase                             133,379       $  1,658,828
                                         ===========       ============

*For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1997, was $156.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and interest rate swap contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                         1997 CALLS                               1997 PUTS
                              -------------------------------------   -------------------------------------
                                  PRINCIPAL AMOUNTS                       PRINCIPAL AMOUNTS
                                       OF CONTRACTS                            OF CONTRACTS
                                      (000 OMITTED)        PREMIUMS           (000 OMITTED)        PREMIUMS
-------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Deutsche Marks                             13,293        $ 66,179
  Japanese Government Bonds                                                       1,164,000        $ 97,182
  Deutsche Marks/British Pounds              19,522          75,295
Options written -
  Australian Dollars                          7,552          37,715
  British Pounds                                                                      5,840          44,068
  Deutsche Marks                                                                     16,211          27,177
  Deutsche Marks/British Pounds              18,519          92,800                  41,317         253,399
  Japanese Government Bonds               2,448,000          59,301               5,681,000         371,335
  Japanese Yen                            5,315,224         635,595               1,230,865          84,162
  Japanese Yen/Deutsche
Marks                                     1,451,560         139,942               1,599,690         104,849
  Swiss Francs/Deutsche Marks                 7,645          23,201                  16,940         209,145
Options terminated in closing transactions -
  Australian Dollars                         (7,552)        (37,715)
  British Pounds                                                                     (5,840)        (44,068)
  Deutche Marks                             (13,293)        (66,179)                (16,211)        (27,177)
  Deutsche Marks/British Pounds                                                     (20,894)       (169,544)
  Japanese Government Bonds              (2,448,000)        (59,301)             (6,627,000)       (454,296)
  Japanese Yen                           (4,071,050)       (397,674)             (1,230,865)        (84,162)
  Japanese Yen/Deutsche Marks                                                      (776,849)        (43,048)
  Swiss Francs/Deutsche Marks                                                       (16,940)       (209,145)
Options expired -
  Deutsche Marks/British Pounds             (19,522)        (75,295)
  Swiss Francs/Deutsche Marks                (7,645)        (23,201)
                                          ---------      ----------               ---------      ----------
OUTSTANDING, END OF PERIOD                2,714,253      $  470,663               1,061,264      $  159,877
                                          =========      ==========               =========      ==========
Options outstanding at end of period consist of:
  Deutsche Marks/British Pounds              18,519          92,800                  20,423          83,855
  Japanese Government Bonds                                                         218,000          14,221
  Japanese Yen                            1,244,174         237,921
  Japanese Yen/Deutsche Marks             1,451,560         139,942                 822,841          61,801
                                          ---------      ----------               ---------      ----------
OUTSTANDING, END OF PERIOD                2,714,253      $  470,663               1,061,264      $  159,877
                                          =========      ==========               =========      ==========

At October 31, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                      CONTRACTS TO                           CONTRACTS        APPRECIATION
           SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales
                   1/07/98  CAD          6,414,552       $ 4,707,342       $ 4,567,558          $ 139,784
                   1/07/98  CHF          7,740,223         5,483,297         5,562,317            (79,020)
                   1/07/98  ESP        126,887,421           875,750           871,590              4,160
                   1/07/98  FRF         62,728,795        10,691,932        10,895,364           (203,432)
                                                         -----------       -----------          ---------
                                                         $21,758,321       $21,896,829          $(138,508)
                                                         ===========       ===========          =========
Purchases
                   1/07/98  CAD         15,998,972       $11,671,693       $11,392,260          $(279,433)
                   1/07/98  DEM         34,422,040        19,874,437        20,015,831            141,394
                   1/07/98  ESP      1,111,008,075         7,599,169         7,631,514             32,345
                   1/07/98  GBP          1,502,743         2,489,595         2,512,460             22,865
                   1/07/98  JPY        939,526,144         7,876,314         7,895,778             19,464
                   1/07/98  NLG         20,919,791        10,691,932        10,797,290            105,358
                                                         -----------       -----------          ---------
                                                         $60,203,140       $60,245,133          $  41,993
                                                         ===========       ===========          =========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $466,069 with Bankers' Trust, $381,960 with C.S. First Boston, $204,068 with Merrill Lynch, and a net payable of $652,039 with Swiss Bank and $180,521with Deutsche Bank at October 31, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $214,532 with Goldman Sachs at October 31, 1997.

At October 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Cross Currency Swaps
                                                                       CASH FLOWS              UNREALIZED
                     NOTIONAL PRINCIPAL        CASH FLOWS PAID         RECEIVED BY             APPRECIATION
EXPIRATION           AMOUNT OF CONTRACT        BY THE FUND             THE FUND                (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
                     ITL 19,632,000,000/
9/18/00              DEM (20,125,064)          DEM-Fixed-4.565%        ITL-Fixed-5.68%         $79,135

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Fund owned the following restricted securities (constituting 0.07% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities by registered. The value of these securities is determined by valuations supplied by a pricing service of brokers, or if not available, in good faith by or at the direction of the Trustees.

                      DATE OF
DESCRIPTION       ACQUISITION         SHARES            COST           VALUE
------------------------------------------------------------------------------
BK Handlowy           6/18/97         13,500        $145,935        $181,552

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust VI and Shareholders of MFS World Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Total Return Fund, including the schedule of portfolio investments as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended October 31, 1994 indicated herein, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Total Return Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
December 12, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) World Total Return Fund

Trustees                                               Secretary
A. Keith Brodkin* - Chairman and President             Stephen E. Cavan*

Richard B. Bailey* - Private Investor;                 Assistant Secretary
Former Chairman and Director (until 1991),             James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                 Custodian
Cambridge Trust Company                                State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                   Auditors
                                                       Deloitte & Touche LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;                 Investor Information
Professor of Surgery, Harvard Medical School           For MFS stock and bond market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
The Hon. Sir J. David Gibbons, KBE - Chief             touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.          For information on MFS mutual funds, call
                                                       your financial adviser or, for an information
Abby M. O'Neill - Private Investor;                    kit, call toll free: 1-800-637-2929 any
Director, Rockefeller Financial Services,              business day from 9 a.m. to 5 p.m. Eastern
Inc. (investment advisers)                             time (or leave a message anytime).

Walter E. Robb, III - President and                    Investor Service
Treasurer, Benchmark Advisors, Inc.                    MFS Service Center, Inc.
(corporate financial consultants); President,          P.O. Box 2281
Benchmark Consulting Group, Inc. (office               Boston, MA 02107-9906
services); Trustee, Landmark Funds (mutual
funds)                                                 For general information, call toll free:
                                                       1-800-225-2606 any business day from
Arnold D. Scott* - Senior Executive Vice               8 a.m. to 8 p.m. Eastern time.
President, Director and Secretary,
Massachusetts Financial Services Company               For service to speech- or hearing-impaired,
                                                       call toll free: 1-800-637-6576 any business
Jeffrey L. Shames* - President and Director,           day from 9 a.m. to 5 p.m. Eastern time. (To
Massachusetts Financial Services Company               use this service, your phone must be equipped
                                                       with a Telecommunications Device for the
J. Dale Sherratt - President, Insight                  Deaf.)
Resources, Inc. (acquisition planning
specialists)

Ward Smith - Former Chairman                           For share prices, account balances, and
(until 1994), NACCO Industries; Director,              exchanges, call toll free: 1-800-MFS-TALK
Sundstrand Corporation                                 (1-800-637-8255) anytime from a touch-tone
                                                       telephone.
Investment Adviser
Massachusetts Financial Services Company               World Wide Web
500 Boylston Street                                    www.mfs.com
Boston, MA 02116-3741

Distributor                                            [Dalbar Logo]       For the fourth year in a
MFS Fund Distributors, Inc.                                                row, MFS earned a #1
500 Boylston Street                                    ranking in the DALBAR, Inc. Broker/Dealer
Boston, MA 02116-3741                                  Survey, Main Office Operations Service
                                                       Quality Category. The firm achieved a 3.42
Portfolio Manager                                      overall score on a scale of 1 to 4 in the
Fredereick J. Simmons*                                 1997 survey. A total of 111 firms responded,
                                                       offering input on the quality of service they
Treasurer                                              received from 29 mutual fund companies
W. Thomas London*                                      nationwide. The survey contained questions
                                                       about service quality in 11 categories,
Assistant Treasurers                                   including "knowledge of operations contact,"
Mark E. Bradley*                                       "keeping you informed," and "ease of doing
Ellen Moynihan*                                        business" with the firm.
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) WORLD TOTAL
RETURN FUND                                              -------------
                                                           BULK RATE
                                                         U.S. POSTAGE
                                                             PAID
                                                              MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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